Exhibit 99.1

Southwestern Showcase Investor Conference November 2006 Analysts International Corporation Jeffrey P. Baker President and Chief Executive Officer

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995 This Presentation may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements. Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Statements made in this Presentation regarding the Company: (i) implementing a next generation staffing model (Extended Workforce Management); (ii) extending our managed services and vendor management offerings; (iii) extending our partner relationships; (iv) having a stable, healthy balance sheet and being positioned for growth; (v) maintaining and building on existing business through long-standing customers and cross-selling efforts; (vi) improving margins through use of “white collar” talent communities; and (vi) focusing on growth markets and value creation for our customers are forwarding-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. In any forward-looking statement in which Analysts expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the extent to which we can be successful at implementing a next generation staffing model (Extended Workforce Management), increasing our revenue in growth markets and offering value creation for our customers; (ii) our ability to increase revenue in our managed services and vendor management offerings, to extend our partner relationships and to maintain and grow other existing customer relationships; (iii) the effect that significant rapid growth or loss in our business, a major acquisition or significant lengthening of payment terms with a major client would have on our balance sheet or our need for additional working capital; (iv) our ability to achieve improvement in our margins given market conditions in the IT services industry, including intense pressure on billable and labor rates and difficulty in identifying attracting and retaining qualified billable technical personnel; (v) the effect of the economic recession in Michigan; (vi) our ability to respond to client needs and requirements in a cost-controlled environment; and (vii) other economic, business, competitive and/or regulatory factors affecting Analysts’ business generally, including those set forth in Analysts’ filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based on information available to Analysts on the date of the Presentation. Analysts undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in this Presentation to reflect events or circumstances after the date of this Presentation or to update reasons why actual results would differ from those anticipated in such forward-looking statements. Safe Harbor Statement

Innovative Flexible Cost-Effective Company Overview

Company Profile Diversified provider of IT Staffing and Solutions headquartered in Minneapolis, Minnesota Founded and publicly traded (NASDAQ: ANLY) since 1966 with revenue of $322 million in 2005 Over 2500 employees across 35 offices in U.S., Canada and U.K. Strong alliances with technology leaders Recognized for excellence, integrity, and innovation

2005 Revenue $322 Million Company Profile Staffing Temporary, Permanent IT, Healthcare Managed Teams Solutions IT technology solutions including IP Telephony Wireless, Security Storage Solutions Lawson Software State & Local Government Managed Services Vendor Management Programs Staffing66%Solutions23%ManagedServices11%

Analysts International’s Clients 80% of clients doing business with us for at least five years 96% of current clients are repeat clients Clients represent Fortune 1000 and mid market

Innovative Flexible Cost-Effective Industry Overview

Industry Overview Source: Bureau of Labor Statistics, Staffing Industry Analysts, Inc. From the 2006 Staffing Industry Executive Forum (March 2006)Significant Potential for Growth U.S. Temp Employment vs. Total Employment Temp Penetration as of 1/06 = 1.97% Total Non Farm98%Total Temp2%

Industry Overview IT at 19% of U.S. Temporary Staffing Market 2005 U.S. Temporary Staffing by Segment Temporary Staffing Market ($90.0 Billion) Source: Staffing Industry Analysts Forecasts (February 2006)1.0%2.0%7.0%11.0%12.0%19.0%24.0%24.0%LegalOtherEngineeringHealthcareAccounting Information TechologyIndustrialOffice

Industry Overview Source: Staffing Industry Analysts, U.S. Census Bureau, Bureau of Labor Statistics.Continued Growth in IT Staffing U.S. IT Staffing Industry Revenue2003 to 200714.315.818.720.117.4051015202520032004200520062007($ in Billions)

Industry Overview U.S. IT Service Market Growth Rates IP Communications Services - 2004 to 2007 CAGR of 9.4% 1 Wireless Communications Services - 2005 to 2008 CAGR of 10.4% 2 Storage Infrastructure Services - 2005 to 2009 CAGR of 9.5% 3 ERP Software Services - 2004 to 2009 CAGR of 6.3% 4 Spelman Research (January 2004) ZDNet Research (March 2005) Gartner (December 2005) Gartner (May 2005) Spending ($B) U.S. IT Service Market Size and Forecast by Segment, 2004-2009 Source: Gartner Dataquest (June 2005)2030405060708090200420052006200720082009Software SupportHardware SupportDevelopment & Integration

Industry Overview * Forrester IT Is Not Going Away – But The Worker Profile Changes. July 2005 ** The Contingent Staffing Market Report, March 2005 Managed Services / Vendor Management offering – partnering with leading tool providers to benefit from the strong managed services opportunity 69% of companies surveyed by Staffing Industry Analysts intend to change their relationship with staffing suppliers in 2 years **Customized Staffing – focused on delivering white-collar and selected key technical skills to the market in a pro-active vs. reactive manner Extended Workforce Management – the next generation staffing model • Potential IT Labor Shortage Shift in skills mix from “Blue- Collar to White-Collar” (white- collar to blue-collar ratio to go from 1:2 to 3:1 by 2010) * Industry Trends Analysts International’s Position

Industry Overview Focus on high demand technologies IP Communications Storage Solutions State and Local Government Extend our partner relationships Cisco, EMC, Lawson Industry consolidation Convergence and consolidation of network, storage, and servers Hot technologies – IP Tel, Wireless, Storage Stable, healthy balance sheet and positioned for growthIndustry consolidation Provide a suite of services IP Communications Managed IT Services Lawson Software Focus on maximizing IT investments Industry Trends Analysts International’s Position

Innovative Flexible Cost-Effective Financial Overview

Financials



Quarterly Revenue Q2 2004 to Q3 2006


90,000
88,000
86,000
84,000
82,000
80,000
78,000
76,000
74,000
72,000
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006

ANALYSTS INTERNATIONAL

Financials Q3Q2Q1Financials(in thousands)200620062006 Revenue Direct 65,655 65,375 65,459 Sub suppliers 12,470 14,127 14,077 Product sales 7,355 8,404 7,305 Total revenue 85,480 87,906 86,841 Operating (loss) income (323) (156) 456 Net (loss) income (522) (258) 254 Diluted (loss) income (.02) (.01) .01

Financials Q3Q2Balance Sheet(in thousands)20062006 Working Capital 28,284 28,145 Line of Credit 11,422 5,526 Shareholder Equity 56,159 56,578

Innovative Flexible Cost-Effective Analysts International’s Direction

Analysts International’s Direction Maintain and build on the existing business. Leverage long standing customer relationships Continue our staffing and solutions cross selling efforts Differentiate our Staffing Services, tying them to changing customer needs – “Extended Workforce Management.”Enterprises are already moving to a variable workforce model * Develop high margin “white collar” talent communities * Source: Gartner, Dataquest Insight: Market Opportunities for IT Staff Augmentation Providers, October 2006

Analysts International’s Direction Focus tightly on Technology Solutions in growth markets. Deliver leading-edge solutions in partnership with technology providers Continue our solutions set development for vertical markets Focus on value creation for our customers. Continue workforce model innovations and thought leadership

Innovative Flexible Cost-Effective